UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8979

Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services 3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(614) 470-8000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

Item 1. Reports to Stockholders.

December 31, 2008

Annual Report

Diversified Stock Fund

Table of Contents

Shareholder Letter	2

Portfolio Commentary	3

Financial Statements

Schedule of Investments	4

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Report of Independent Registered Public Accounting Firm	15

Supplemental Information

Expense Examples	16

Additional Federal Income Tax Information	16

Trustee and Officer Information	17

Proxy Voting and Form N-Q Information	20

Advisory Contract Renewal	21

The Funds are distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment advisor to the Funds and receives a fee from the Funds for its services.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The Victory Variable Insurance Funds.

NOT FDIC INSURED
Shares of The Victory Variable
Insurance Funds are not insured by
the FDIC, are not deposits or other
obligations of, or guaranteed by,
any KeyCorp Bank, Victory Capital
Management Inc., or their affiliates,
and are subject to investment risks,
including possible loss of the
principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

Letter to Our Shareholders

There is a natural tendency to spend time looking back and analyzing the recent market volatility, justifying the decisions, and reminiscing over losses and gains. History shares with us that economic conditions cause markets to rise and fall, but the essential fact is that investing is a long-term opportunity. Investor pessimism over the current economic situation may drive stocks lower, but the market is likely to be setting up for an eventual recovery. From an historical perspective, the average bear market in the post World War II era lasted just over 16 months and declined 31.5%. The current bear market is 14 months old and the S&P 500 is down 37% for the calendar year ended December 31, 2008. More importantly, absolute market valuations are at long-term lows using conservative earnings estimates and stocks are very attractively priced using interest-rate-based valuation methods.

We are not blind to reality, however. The market's decline has been driven by further evidence of slowing worldwide economic growth and continued negative news about the financial markets. Domestic economic growth continues to weaken. The labor market was particularly hard hit as payrolls declined and unemployment rose to its highest level in five years. Moreover, the housing market weakened sharply. International growth continued its sharp deceleration. By the end of the Fourth Quarter 2008, virtually all major industrial countries were near or in recession. The financial market crisis deepened, culminating in massive capital infusions by the Federal Reserve to several financial institutions; the bankruptcy filing and take-over of others; and a plunge in stock prices coincident with the Federal government's initial rejection of the financial rescue plan. Consumer spending, which accounts for two thirds of GDP, is under siege from the combination of eroding home equity values, painfully lower stock prices and rising unemployment.

However, the seeds of eventual recovery are slowly being sown. Massive amounts of liquidity have been injected into the financial system worldwide and the $700 billion Troubled Asset Relief Program (TARP) is now active. In addition, scores of other actions have been instituted including basis point reduction in the Federal Funds rate. Moreover, commodity prices have plunged, calming inflationary concerns and opening the door for central bankers worldwide to lower short-term interest rates. In addition to calming inflationary concerns, lower commodity prices, energy in particular, should help reduce the pressure on the beleaguered consumer.

The current economic and investment uncertainty will subside over time, and we continue to believe that the investment markets will turn positive again to patient investors. Times such as these can expose concerns, but we will weather this market event, and continue to invest in the market with confidence.

In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality

2.  Client Service Excellence

3.  Empowerment, Ownership and Accountability

In closing, we continue to appreciate the confidence of our shareholders. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

Michael Policarpo

President,
Victory Variable Insurance Funds

Portfolio Commentary

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The Fund declined 37.9% for the fiscal period ended December 31, 2008. Its benchmark, S&P 500 Index1, declined 37.0% for the same period.

Weakness prevailed in 2008, with a broad-based decline in equities that accelerated in intensity early in the fourth quarter. Financials were the worst performing sector, in a year that undoubtedly will be remembered in history with the failure of Lehman Brothers, the rescue of American International Group, and the announcement of a massive $700 billion stimulus plan. Capital Goods' securities also declined significantly, as the "global decoupling" theory was refuted and economic weakness in the US spread to Europe and emerging markets. Consumer Staples was the best performing sector during the year, and the Fund's emphasis on this sector helped performance. The largest detractor from performance was the Energy sector.

Top performing holdings were Archer Daniels Midland, Genentech, Amgen, and McDonalds. Archer Daniels was purchased after a significant decline in the stock, and subsequently rebounded on stronger than expected earnings to finish the year. Genentech received approval for its drug Avastin in breast cancer, and a bid from part-owner Roche to purchase the remaining shares of the Company. Amgen presented favorable data on a late-stage osteoporosis drug, and McDonalds was able to post industry leading sales/earnings in a difficult consumer environment. Detractors to performance were Citigroup, Schlumberger, and Chesapeake Energy. Citigroup suffered greatly from the fallout of the financial crisis with significant writedowns and continuous restructuring of the Company, while Schlumberger and Chesapeake declined with the collapse in commodity prices associated with deteriorating global economies.

Portfolio Holdings

As a Percentage of Total Investments

Average Annual Total Return

Year Ended December 31, 2008

Inception Date	7/1/99
One Year	–37.87%
Three Year	–8.08%
Five Year	–1.52%
Since Inception	–0.42%

Expense Ratios

Gross	1.24%
With Waivers	1.20%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

For the period 7/1/99 to 12/31/08

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (7.8%)
HSBC Finance Corp., 0.08% (a), 1/2/09	$2,597	$2,597
Total Commercial Paper (Amortized Cost $2,597)		2,597
Common Stocks (92.7%)
Aerospace/Defense (3.1%):
Boeing Co.	24,288	1,036
Agricultural Operations (1.9%):
Archer-Daniels-Midland Co.	21,800	628
Aluminum (1.4%):
Alcoa, Inc.	42,100	474
Automotive Parts (0.5%):
Eaton Corp.	3,199	159
Banks (5.6%):
Bank of America Corp.	42,800	603
JPMorgan Chase & Co.	18,746	591
PNC Financial Services Group, Inc.	2,300	113
U.S. Bancorp	11,400	285
Wells Fargo & Co.	8,931	263
		1,855
Beverages (5.9%):
Diageo PLC, ADR	13,200	749
PepsiCo, Inc.	22,081	1,209
		1,958
Biotechnology (3.2%):
Amgen, Inc. (b)	7,300	422
Genentech, Inc. (b)	7,781	645
		1,067
Brokerage Services (2.9%):
Charles Schwab Corp.	60,090	972
Building Materials (0.0%):
USG Corp. (b)	1,761	14
Computers & Peripherals (3.1%):
Apple Computer, Inc. (b)	5,800	495
EMC Corp. (b)	52,500	550
		1,045
Cosmetics & Toiletries (2.9%):
Estee Lauder Cos., Class A	13,665	423
Procter & Gamble Co.	8,654	535
		958
Electronics (0.7%):
General Electric Co.	13,885	225
Financial Services (2.0%):
Citigroup, Inc.	40,500	272
Goldman Sachs Group, Inc.	4,500	379
		651
Health Care (0.4%):
Alcon, Inc.	1,500	134
Home Builders (1.3%):
Toll Brothers, Inc. (b)	19,981	428

Security Description	Shares	Value
Internet Business Services (0.5%):
Google, Inc., Class A (b)	500	$154
Internet Service Provider (1.0%):
Yahoo!, Inc. (b)	27,948	341
Investment Companies (1.5%):
Invesco Ltd.	34,250	495
Media (0.8%):
News Corp., Class A	28,600	260
Mining (3.0%):
Barrick Gold Corp.	16,336	600
Newmont Mining Corp.	9,600	391
		991
Oil & Gas Exploration — Production & Services (1.2%):
Anadarko Petroleum Corp.	10,352	399
Oil Companies — Integrated (1.3%):
Exxon Mobil Corp.	2,900	231
Hess Corp.	3,838	206
		437
Oilfield Services & Equipment (6.6%):
Halliburton Co.	66,022	1,201
Schlumberger Ltd.	23,252	984
		2,185
Pharmaceuticals (6.1%):
Johnson & Johnson	21,600	1,292
Merck & Co., Inc.	19,800	602
Teva Pharmaceutical Industries Ltd.	2,900	124
		2,018
Radio & Television (1.8%):
Comcast Corp., Class A	35,500	599
Restaurants (4.5%):
McDonald's Corp.	22,679	1,410
Starbucks Corp. (b)	7,900	75
		1,485
Retail (2.5%):
Target Corp.	24,400	843
Retail — Discount (3.1%):
Wal-Mart Stores, Inc.	18,700	1,048
Retail — Drug Stores (2.8%):
CVS Caremark Corp.	32,182	925
Retail — Specialty Stores (4.7%):
Bed Bath & Beyond, Inc. (b)	4,729	120
Lowe's Cos., Inc.	67,553	1,454
		1,574
Semiconductors (5.5%):
Intel Corp.	78,542	1,151
Maxim Integrated Products, Inc.	8,537	98
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	72,863	576
		1,825

See notes to financial statements.

The Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software & Computer Services (5.4%):
Microsoft Corp.	52,900	$1,029
Oracle Corp. (b)	43,100	764
		1,793
Transportation Services (3.2%):
United Parcel Service, Inc., Class B	19,031	1,050
Utilities — Electric (2.3%):
Exelon Corp.	10,923	607
Public Service Enterprise Group, Inc.	5,247	153
		760
Total Common Stocks (Cost $36,460)		30,786
Total Investments (Cost $39,057) — 100.5%		33,383
Liabilities in excess of other assets — (0.5)%		(178)
NET ASSETS — 100.0%		$33,205

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

ADR — American Depositary Receipt

See notes to financial statements.

  Statement of Assets and Liabilities

The Victory Variable Insurance Funds  December 31, 2008

(Amounts in Thousands, Except Per Share Amount)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $39,057)	$33,383
Cash	50
Dividends receivable	36
Receivable for capital shares issued	23
Receivable from Adviser	11
Total Assets	33,503
LIABILITIES:
Payable for investments purchased	231
Accrued expenses and other payables:
Investment advisory fees	8
Administration fees	3
Custodian fees	2
Transfer agent fees	1
Contract owner fees	21
12b-1 fees	7
Other accrued expenses	25
Total Liabilities	298
NET ASSETS:
Capital	50,002
Distributions in excess of net investment income	(7)
Accumulated net realized losses from investments	(11,116)
Net unrealized depreciation on investments	(5,674)
Net Assets	$33,205
Shares (unlimited number of shares authorized with a par value of $0.001 per share)	4,772
Net asset value, offering price and redemption price per share	$6.96

See notes to financial statements.

  Statement of Operations

The Victory Variable Insurance Funds  Year Ended December 31, 2008

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$15
Dividend income	865
Total Income	880
Expenses:
Investment advisory fees	133
Administration fees	41
Contract owner fees	109
12b-1 fees	111
Custodian fees	21
Transfer agent fees	10
Trustees' fees	3
Legal and audit fees	74
Other expenses	40
Total Expenses	542
Expenses waived/reimbursed by Adviser	(12)
Net Expenses	530
Net Investment Income	350
Realized/Unrealized Losses from Investment Transactions:
Net realized losses from investment transactions	(10,985)
Net change in unrealized appreciation/depreciation on investments	(9,141)
Net realized/unrealized losses from investments	(20,126)
Change in net assets resulting from operations	$(19,776)

See notes to financial statements.

The Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
From Investment Activities:
Operations:
Net investment income	$350	$299
Net realized gains (losses) from investment transactions	(10,985)	6,911
Net change in unrealized appreciation/depreciation on investments	(9,141)	(2,294)
Change in net assets resulting from operations	(19,776)	4,916
Distributions to Shareholders:
From net investment income	(345)	(337)
From net realized gains	(6,969)	(4,147)
Change in net assets resulting from distributions to shareholders	(7,314)	(4,484)
Change in net assets from capital transactions	7,456	2,537
Change in net assets	(19,634)	2,969
Net Assets:
Beginning of period	52,839	49,870
End of period	$33,205	$52,839
Distributions in excess of net investment income	$(7)	$(6)
Capital Transactions:
Proceeds from shares issued	$10,838	$8,780
Dividends reinvested	7,314	4,484
Cost of shares redeemed	(10,696)	(10,727)
Change in net assets from capital transactions	$7,456	$2,537
Share Transactions:
Issued	1,086	655
Reinvested	695	338
Redeemed	(1,014)	(799)
Change in shares	767	194

See notes to financial statements.

The Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value, Beginning of Period	$13.19	$13.09	$11.92	$10.97	$10.06
Investment Activities:
Net investment income	0.08	0.08	0.04	0.02	0.06
Net realized and unrealized gains (losses) on investments	(4.45)	1.23	1.53	0.94	0.91
Total from Investment Activities	(4.37)	1.31	1.57	0.96	0.97
Distributions:
Net investment income	(0.08)	(0.09)	(0.04)	(0.01)	(0.06)
Net realized gains on investments	(1.78)	(1.12)	(0.36)	—	—
Total Distributions	(1.86)	(1.21)	(0.40)	(0.01)	(0.06)
Net Asset Value, End of Period	$6.96	$13.19	$13.09	$11.92	$10.97
Total Return	(37.87)%	9.95%	13.68%	8.75%	9.67%
Ratios/Supplemental Data:
Net assets at end of period (000)	$33,205	$52,839	$49,870	$40,646	$27,823
Ratio of expenses to average net assets	1.20%	1.24%	1.12%	1.40%	1.50%
Ratio of net investment income to average net assets	0.79%	0.57%	0.33%	0.15%	0.65%
Ratio of expenses to average net assets (a)	1.22%	1.24%	1.12%	1.47%	1.76%
Ratio of net investment income to average net assets (a)	0.77%	0.57%	0.33%	0.08%	0.39%
Portfolio turnover	132%	104%	107%	83%	103%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements

The Victory Variable Insurance Funds  December 31, 2008

1.  Organization:

The Victory Variable Insurance Funds (the "Trust") was organized as a Delaware statutory trust on February 11, 1998. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Effective January 1, 2008, the Fund began applying the standard established under Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities.

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008 (amounts in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Significant Unobservable Inputs		Total
	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Diversified Stock Fund	$30,786	$—	$2,597	$—	$—	$—	$33,383	$—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as options, which are valued at the unrealized appreciation / (depreciation) on the investment.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2008

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Financial Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statement of assets and liabilities. As of December 31, 2008, the Fund had no outstanding "when-issued" purchase commitments.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is based on 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended December 31, 2008, KeyBank received $641 (amount in thousands) in total from the Trust, Victory Portfolios and Victory Institutional Funds (collectively the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must receive loan collateral from the borrower (maintained with KeyBank) in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Fund, offset by the corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time.

During the year ended, December 31, 2008, the Fund had no outstanding securities on loan.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment;

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2008

temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund complies with Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable, including the recognition of any related interest and penalties as an operating expense. FIN 48 includes a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax (i.e., the last 4 tax year ends and the interim tax period since then). FIN 48 did not impact the Fund's net assets or result of operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividend and capital gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each applicable country's tax rules and rates.

New Accounting Standard:

In March 2008, Financial Accounting Standards Board ("FASB") issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities". SFAS 161 is effective for financial statements issued for periods beginning after November 15, 2008, and interim periods which follow. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures. Management is currently evaluating the impact the adoption of this standard will have on the Fund's financial statements and related disclosures.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161". FAS 133-1 and FIN 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. The Fund was not impacted by adopting these standards.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended December 31, 2008 were as follows (amounts in thousands):

Fund Name	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Diversified Stock Fund	$57,731	$58,536	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees at an annual rate of 0.30% of the average daily net assets of the Fund.

KeyBank, serving as custodian for the Fund, receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Victory Trusts' average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. The International Fund and International Select Fund's net assets are not used to determine the tier level. Prior to June 30, 2008, the custodian received fees computed at an annual rate of 0.015% of the first $10 billion of the Trust and The Victory Portfolios (collectively, the "Trusts") average daily net assets, 0.0113% of the Trusts' average net assets between $10 billion and $12.5 billion and 0.0025% of the Trusts' average net assets greater than $12.5 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2008

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the aggregate net assets of the Trusts between $10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts greater than $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund and receives a fee under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts greater than $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plan, the Fund pays the Distributor a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies.

The Fund has adopted a form of Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with KeyBank and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser, Citi, the Distributor, or other service providers may waive or reimburse fees to assist the Fund in maintaining a competitive expense ratio. Waivers and reimbursements of any kind are not available to be recouped at a future time.

5.  Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. Prior to July 9, 2008, the Line of Credit agreement did not include the Victory Institutional Funds and was between the Trusts and KeyCorp only. For the year ended December 31, 2008, the Victory Trusts paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each fund of the Victory Trusts pay a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the year ended December 31, 2008 was $9 (amount in thousands). The average interest rate for the year was 4.48%. At December 31, 2008, the Fund had no loans outstanding with KeyCorp.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2008

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$3,120	$4,194	$7,314

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$2,838	$1,646	$4,484

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions paid may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Diversified Stock Fund	$—	$—	$(9,609)	$(7,180)	$(16,789)

* The difference between the book-basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales.

As of December 31, 2008, the Fund has capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury obligations of $4,936 (amount in thousands), expiring 2016.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund has elected to defer $4,673 (amount in thousands) in losses which will be treated as arising of the first day of the fiscal year to end December 31, 2009.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Stock Fund	$40,563	$779	$(7,959)	$(7,180)

Continued

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Victory Variable Insurance Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Stock Fund (hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
February 17, 2009

The Victory Variable Insurance Funds  Supplemental Information

(Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expense Paid During Period* 7/1/08-12/31/08	Expense Ratio During Period** 7/1/08-12/31/08
Diversified Stock Fund	$1,000.00	$664.40	$5.19	1.24%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expense Paid During Period* 7/1/08-12/31/08	Expense Ratio During Period** 7/1/08-12/31/08
Diversified Stock Fund	$1,000.00	$1,018.90	$6.29	1.24%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

Additional Federal Income Tax Information

The Fund designates the following amounts as a long-term capital gain distribution. The amount designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares (amount in thousands):

Amount
Diversified Stock Fund	$4,194

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	35%

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Trustee And Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently twelve Trustees, ten of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Institutional Funds and 22 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock, 57	Trustee	February 2005	General Counsel, Duke University and Duke University Health System (1982-2006).	Hospital Partners of America.

Mr. Nigel D. T. Andrews, 61	Vice Chair and Trustee	August 2002	Retired President (since 2001).	Chemtura Corporation; Old Mutual plc.

Ms. Teresa C. Barger, 53	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

Ms. E. Lee Beard, 57	Trustee	February 2005	President/Principal Owner (since 2003) The Henlee Group; President Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003) First Federal Bank (full service financial services).	None.

Ms. Lyn Hutton, 58	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.

Mr. John L. Kelly, 55	Trustee	July 2008	Managing Director, JL Thornton & Co. Financial Consultant (since 2003).	None.

Mr. David L. Meyer, 51	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (Mercantile Bankshares Corp. prior to March 2007) (since 2002).	None.

Dr. Thomas F. Morrissey, 74	Trustee	February 1998	Retired. Professor Emeritus (1970-2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 68	Trustee	August 2001	Retired. Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments).	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 64	Chair and Trustee	February 1998	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Insurance (8 Portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Interested Trustees.

David C. Brown, 36	Trustee	July 2008	Chief Operating Officer, Victory Capital Management, Inc. (since July 2004); Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 1999-July 2004).	None.

Thomas W. Bunn, 55	Trustee	July 2008	Vice Chair, KeyCorp National Banking (since July 2005); Senior Executive Vice President of Key's Corporate Finance Group (March 2002-July 2005).	None.

Messres Brown and Bunn are "Interested Persons" by reason of their relationship with KeyCorp.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II, 34	President	May 2008 (Officer since May 2006)	Managing Director of the Adviser (since July 2005); Vice President of Finance, Gartmore Global Investments (August 2004-July 2005); Chief Financial Officer Advisor Services, Gartmore Global Investments Inc. (August 2003-August 2004).

Mr. Peter W. Scharich, 44	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006); Managing Director, Strategy, the Adviser (March 2005-January 2006); Chief Financial Officer, the Adviser (September 2002-March 2005).

Mr. Christopher K. Dyer, 46	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 54	Assistant Secretary	February 1998	Partner, Kramer Levin Naftalis & Frankel LLP

Mr. Christopher E. Sabato, 40	Treasurer	May 2006	Senior Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	Senior Vice President, Fund Compliance, Citi (since July 2006); Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 65	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Fund voted proxies related to portfolio securities during the most recent twelve months ended June 30 is available on the Fund's website at www.victoryconnect.com and on the Security and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete schedule of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Board Consideration Disclosure for VVIF Diversified Stock Fund

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement").

The Board approved the Agreement on behalf of the Diversified Stock Fund at its regular meeting, which was called for the purpose of considering the continuation of the Agreement on December 3, 2008 following review of the Agreement and related matters at a meeting on October 22, 2008. In determining whether it was appropriate to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel to the Fund and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the Agreement, the Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued, and the following additional factors, among others, in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser:

•  Services provided under the Agreement;

•  Requirements of the Fund for the services provided by the Adviser;

•  The quality of the services expected to be provided;

•  The fee payable for the services and whether fee arrangement provided for economies of scale benefits to Fund shareholders as the Fund grows;

•  Total expenses of the Fund;

•  The Adviser's commitments to operating the Fund at a competitive expense level;

•  Profitability of the Adviser (as reflected by comparing the fee earned against the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Soft-dollar and other service benefits received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Fund through custodian and administration fees;

•  Capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  Historical relationship between the Fund and the Adviser.

The current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, was reviewed in the context of the Adviser's profitability from providing services to the Fund individually. In addition, the Board reviewed an analysis prepared by the Adviser, comparing the Fund's expense ratio, advisory fee and performance with a peer group of comparable mutual funds. The Board also reviewed fees that the Adviser charged for managing the assets of similarly-managed institutional accounts. The Trustees noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance and expense information against a narrow group of peers selected by the Adviser, and also compared the Fund's performance against a broader group of peers and the selected benchmark index. The Board recognized that the Fund's performance is provided net of expenses, while the benchmark index is gross returns. The Board gave careful consideration to the factors and methodology used in the selection of the Fund's peer group.

The Board reviewed the following specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered, and it is presumed that each Trustee attributed different weights to various factors.

The Board considered the Fund's 0.30% annual advisory fee and determined that it was well within the range of the Fund's peers. The Board then compared the Fund's performance for the one-year, three-years and five-years to that of the peer group for the same periods and considered the fact that Fund outperformed the peer group for each of the periods. The Board noted that the Fund had also outperformed its benchmark index and the broader Morningstar average in each of the periods.

Having concluded, among other things, that: (1) the Fund's advisory fee was within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio was reasonable taking into consideration its small size; and (3) the Fund had excellent performance during the past one, three and five years, the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

General Conclusions:

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Fund and the Fund's historic performance, including the continuous management of an identical investment company portfolio for the past 19 years by the current portfolio manager with positive net performance in almost every year;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's continuing efforts to enhance investment results by committing the necessary resources and management programs; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

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Call Victory at: 800-539-FUND (800-539-3863)	Visit our web site at: www.VictoryConnect.com

1AR-VVIF 2/09

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dr. Thomas Morrissey, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2008	2007
Audit Fees	$18,750	$17,750
Audit-Related Fees	$0	$0
Tax Fees	$3,900	$3,700
All Other Fees	$0	$0

Tax fees for both 2008 and 2007 are for recurring tax fees for the preparation of federal and state tax returns.

(e)(1) The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services.  The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2)  There were no services performed under Rule 2.01 (c) (7) (I) (C)

(f) Not applicable

(g)	2008	$3,900
	2007	$3,700

(h)The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	February 13, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo II
Michael Policarpo II, President

Date	February 13, 2009

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	February 13, 2009

* Print the name and title of each signing officer under his or her signature.